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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

                           LICENSING SUPPORT AGREEMENT

This Licensing Support Agreement (the "Agreement") is effective April 21, 2003 ("Effective Date") between BellSouth Intellectual Property Marketing Corporation ("BIPMARK"), a Georgia corporation having an office at 1155 Peachtree Street, Suite 500, Atlanta, GA 30309 and Cingular Wireless, LLC ("CINGULAR"), a Delaware Limited Liability Corporation having an office at Glenridge Highlands Two, 5565 Glenridge Connector, Atlanta, GA 30342.

                                    PREAMBLE

BellSouth Intellectual Property Corporation ("BIPCO") owns certain rights in and to intellectual property, including United States and foreign patents, copyrights and know-how and technology embodying such intellectual property (collectively, "Intellectual Property" or "BIPMARK Intellectual Property") and BIPMARK has the exclusive right to license the same to third parties;

CINGULAR owns certain rights in and to intellectual property, including patent applications, copyrights, and know-how and technology embodying such intellectual property (collectively Intellectual Property or Cingular Intellectual Property) and CINGULAR has the exclusive right to license the same to third parties;

Each Party has technical and business expertise that may be useful to the other Party in licensing its intellectual property to third parties.

THEREFORE, in consideration of the foregoing premises and of the terms and of the terms and conditions of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:

1.       DEFINITIONS

"Affiliates" means any company owned by, owning, or under common ownership with, in whole or in part, now or in the future, directly or indirectly through a subsidiary or by virtue of a common parent corporation, a Party hereto. Affiliates shall include BellSouth International, Inc., ("BellSouth International") but shall not include any properties owned by BellSouth International unless such properties are 100% owned by BellSouth International.

1.2 "Intellectual Property" means the patents, patent applications, technology, copyrights, trade secrets, and trademarks owned by the respective Parties.

1.3 "Third Party License" means a license of a Party's Intellectual Property to a party other than CINGULAR, BIPMARK, or their Affiliates.

2.       DUTIES OF PARTIES

2.1 Either Party (as "Requesting Party"), from time to time, may request the assistance of the other Party (as "Assisting Party") in supporting its respective Intellectual Property licensing efforts. Such assistance may include, but is not limited to, identifying patents and technology with licensing potential, identifying target licensees and their relevant products and services, investigating target licensees' products and services for infringement of the patents (including reverse engineering, if necessary), and providing support during negotiations and litigation with target licensees. Such assistance may be provided by a Party, an Affiliate, or agents or subcontractors thereto, as appropriate.

Each request by the Requesting Party shall be in writing and shall include information identifying the relevant Intellectual Property, the type and extent of work to be done by the Assisting Party, the target date of completion,

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

the anticipated level and scope of technical support, and the proposed revenue share (in percentage or dollars) for the Assisting Party (the "Request").

         (a) The Assisting Party shall have the sole right to accept or reject the Request. Acceptance of a Request shall occur when the Requesting Party receives a signed copy of the Request from the Assisting Party via facsimile, U.S. mail, or via email with the signature block completed in an appropriate manner. Digital signatures shall not be required for email communications, provided such emails originate from a person of apparent authority to bind the Party.

         (b) Such Acceptance shall include, as applicable, the percentage of revenue shared, levels of the personnel who will perform the work, an estimate of the number of man-hours required by Assisting Party to complete the work identified in the Request, and/or the hourly rate the Assisting Party will charge the Requesting Party for the work, if different than the default hourly rate set forth in section 3.2. Any Request that has not been accepted by the Assisting Party within two
         (2) weeks of receipt shall be deemed to be rejected. If the Assisting Party determines that more information is required by the Assisting Party in order to respond to said Request, the Assisting Party shall notify the Requesting Party as to the additional information necessary to determine whether to accept or reject the Request. The Assisting Party will have two (2) weeks from receipt of additional information to submit an Acceptance, if so desired.

         (c) The Requesting Party shall have the sole right to confirm or reject the Acceptance, based on the information provided by the Assisting Party in the Acceptance. Confirmation of an Acceptance shall occur when the Assisting Party receives a signed copy of the Acceptance from the Requesting Party via facsimile, U.S. mail, or via email (subject to the conditions set forth above) with the signature block completed in an appropriate manner. Any Acceptance that has not been confirmed by the Requesting Party within one (1) week shall be deemed to be rejected.

2.4 Each Request, Acceptance, and Confirmation shall be in a form substantially the same as that shown in Exhibit A and shall reference this Agreement. To the extent that the terms of a Request and the terms of the Acceptance conflict (and the Acceptance has been rejected by the Requesting Party), the Parties shall negotiate in good faith to attempt to arrive at mutually acceptable terms. If the Parties agree to mutually acceptable terms, the Requesting Party shall resubmit the Request and the Assisting Party shall resubmit the Acceptance, as appropriate, including the mutually acceptable terms. To the extent that the terms of the Request and Acceptance conflict with any terms in this Agreement, the terms of the Request and Acceptance shall control.

2.5 Either Party may provide licensing intelligence or other leads by contacting the other Party with specific information that identifies a particular incentive/ "carrot" or compulsory/ "stick" licensing opportunity related to the other Party's Intellectual Property ("Licensing Lead"). The Party that receives the Licensing Lead has the sole discretion to determine whether to pursue such lead, and if so, the Party that receives the Licensing Lead may issue a Request to the Party that identified the lead. If the Party receiving the Licensing Lead decides not to pursue such lead and decides not to issue a Request, or if the Party receiving the lead was already aware of the intelligence or information that was the subject of the Licensing Lead ("Licensing Lead Awareness) and decides not to issue a Request, then the Party providing the Licensing Lead shall not be entitled to compensation for providing the Licensing Lead, except for a reasonable hourly fee as set forth in section 3.2, not to exceed 5 man-hours per lead. However, if the Party receiving the Licensing Lead did not have Licensing Lead Awareness and uses the lead to enter into a Third Party License without issuing a Request for assistance from the Party providing the Licensing Lead, then the Party providing the Licensing Lead shall be entitled to compensation in accordance with section 3.1. The Party receiving the Licensing Lead may attempt to inform the Party providing the lead if it decides not to pursue such lead or if it is already aware of the intelligence or information included in the lead. The Parties acknowledge that there that there is no standard definition for Licensing Lead and Licensing Lead Awareness that adequately describes the range of circumstances surrounding that lead. Accordingly, in determining Licensing Leads and Licensing Lead Awareness, it is not sufficient to generally know the potential for licensing intellectual property or technology to a third party, but rather more specific knowledge is required, and the following factors should be considered: (1) knowledge of the target licensee; (2) knowledge of contact personnel within target licensee; (3) whether contact with Licensee has been established; (4) knowledge of specific project or product which is subject to license; (5) knowledge of rollout of future product or service which is subject to license; (6) knowledge of reverse

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
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                                                                   EXHIBIT 10.53

engineering results; (7) knowledge of specific need or RFP for acquisition of technology (as opposed to a pure patent license); (8) knowledge of licensing parameters acceptable to Licensee.

2.6 The Assisting Party shall provide the appropriate personnel and allocate the appropriate resources to provide the assistance requested by the Requesting Party in a timely manner. The Requesting Party shall be given access to the appropriate personnel and facilities of the Assisting Party in a sufficient manner to allow the Requesting Party to obtain pertinent information from personnel of the Assisting Party as specified in the Request.

2.7 All costs and expenses associated with the efforts of each Party under this Agreement shall be borne by the Party that incurred the respective costs and expenses, unless otherwise agreed to by the Parties in advance. Each Party acknowledges that the Party that owns the Intellectual Property to be licensed has the sole right to determine whether or not to enter into any Third Party License of their own intellectual property. For licensing negotiations in which both Parties have Intellectual Property to be licensed, the Party that owns the majority of the intellectual property shall have the right to control and lead the negotiations, unless otherwise agreed to by the Parties, yet both Parties must agree to enter into such Third Party License. For licensing scenarios in which both Parties have Intellectual Property to be licensed, and where reasonable efforts have been made to jointly license the intellectual property of both Parties prove unsuccessful, each individual Party retains the right to enter into a separate agreement to license its own intellectual property.

2.9 Neither Party shall have the right to license or market the other Party's Intellectual Property or contact any potential licensee relating to licensing the other Party's Intellectual Property without the prior written consent of the Party that owns the Intellectual Property. However, the Parties acknowledge that through the ordinary course of business, each Party may be in contact with third parties for reasons unrelated to the licensing of Intellectual Property and that opportunities for licensing the other Party's Intellectual Property to such third parties may ultimately arise from such contact. This circumstance will not violate the prohibition on licensing and marketing the other Party's Intellectual Property set forth in this section so long as the Party promptly informs the other Party of the licensing opportunity and allows the other Party to control and lead the negotiations in accordance with this Agreement.

2.10 Each Party shall have the right, but not the obligation, to enforce rights in its own intellectual property relating to this Agreement. If a Party ("Enforcing Party") decides to enforce its intellectual property rights hereunder ("Enforcement Action"), the other Party ("Cooperating Party") shall use good faith commercial efforts to cooperate with the Enforcing Party at the request and reasonable expense of the Enforcing Party. Good faith commercial efforts in this context shall mean that the Cooperating Party shall reasonably cooperate with the Enforcing Party unless, in the sole discretion of the Cooperating Party, that such reasonable cooperation is not in its best commercial interest. Either Party may request that the Parties cooperate more fully than that contemplated above by having the Cooperating Party actively participate in, or become a party to, an Enforcement Action. If the Parties agree in such a case to more actively cooperate, the Enforcing Party and the Cooperating Party shall negotiate in good faith an agreement ("Enforcement Agreement") allocating risks, rights, responsibilities, cost, recovery and any other material matters relating to the Enforcement Action. Such an Enforcement Agreement shall also determine whether, as a reward for sharing the risk of participation in the Enforcement Action, the Cooperating Party shall be entitled to a greater share of future licensing revenue than it would be entitled to absent an Enforcement Action. In the event that an Enforcement Action involves both Parties' intellectual property rights, then prior to initiating such an Enforcement Action, the Parties shall enter into an Enforcement Agreement.

3.       PAYMENT

3.1 For each Acceptance that has been confirmed by the Requesting Party, the Requesting Party shall pay to the Assisting Party the greater of: (a) twenty-five percent (25%) of all license fees and royalties that the Requesting Party (as the "Licensing Party") collects pursuant to all Third Party Licenses for which the Assisting Party provided assistance pursuant to the Acceptance of the Request ("Shared Revenue Payment"); or (b) an hourly fee based on the amount of man-hours estimated and worked by the Assisting Party pursuant to the Acceptance of the Request.

3.2 The Assisting Party, at the time of or prior to the Acceptance, can request in writing to be paid the hourly fee as specified in section 3.1(b). The hourly fee for such man-hours may be agreed to by the Parties and specified in

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
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                                                                   EXHIBIT 10.53

the Acceptance, but the default hourly fee in the absence of an agreement by the Parties is one hundred fifty dollars ($150.00) per hour. Upon requesting to be paid an hourly fee pursuant to this section, or upon a determination that the hourly fee of section 3.1(b) is greater than the Shared Revenue Payment of section 3.1(a), the Assisting Party shall provide an invoice to the Requesting Party with a reasonably detailed description of the number of hours worked by each person and the tasks performed by each person pursuant to the Request. Payment of such hourly fees shall be made only upon completion of the work pursuant to an accepted Request, and shall be made within sixty (60) days of the invoice date. If the Assisting Party is paid an hourly fee, unless otherwise agreed, it shall not be entitled to receive any Shared Revenue Payment in the event a Third Party License is subsequently entered into.

If agreed to, either in a Request, Acceptance, or in another writing signed by both Parties, the Shared Revenue Payment referenced in section 3.1(a) may be increased up to one hundred percent (100%) or decreased to zero percent (0%) of the license fees and royalties collected by the Licensing Party pursuant to a Third Party License. Such increase or decrease may be based on factors such as the amount, quality, timeliness, and importance of the lead or the work performed by the Assisting Party pursuant to an Acceptance of a Request.

3.4 If either Party collects any license fees or royalties pursuant to a final judgment or settlement of any cause of action related to a Third Party License, and if the other Party provided assistance to such Party relating to such effort, all expenses directly related to the cause of action, including but not limited to reasonable attorneys' fees, court costs, expert witness fees, expenses, and damages incurred by the Licensing Party that collects such license fees or royalties shall be deducted from such judgment or settlement prior to the determination of the amount of the Shared Revenue Payment pursuant to sections 3.1(a) and 3.2 above.

All Shared Revenue Payments made pursuant to this Agreement shall be in United States Dollars and shall be made no later than the end of the calendar month immediately following receipt of such fees. If a Licensing Party for any reason is required to refund a license fee or royalty, in whole or in part, to any third party, the other Party shall refund the amount of the payment attributable to the amount of such refund based on its percentage of Shared Revenue Payment.

For any Third Party License, the Licensing Party shall be responsible for ensuring that all tax issues are fully evaluated and properly addressed in any such Third Party License agreement. All payments made hereunder are exclusive of any federal, local or other governmental taxes, duties, licenses, fees, interest, penalties, excises or tariffs ("Charges"), including those imposed on the Third Party Licenses granted pursuant to this Agreement. Any taxes payable on or with respect to a license fee, royalty, Shared Revenue Payment, payment of hourly fees, or any other payment made hereunder are the responsibility of the recipient.

Upon at least thirty (30) days prior written notice to the other Party, and at the auditing Party's sole cost and expense, such Party's auditors or a nationally-recognized certified public accounting firm on such Party's behalf, shall have the right to inspect such of the other Party's business books and records as may be reasonably necessary for the auditing Party to verify the accuracy of the Payments and to verify the other Party's compliance with all other terms hereunder. Any inspection of the other Party's books and records pursuant to this section shall take place at a mutually agreeable time and with reasonable notice and shall be conducted at the other Party's premises, only during the other Party's normal business hours, and in a manner which does not unreasonably interfere with the other Party's business operations.

All payments due hereunder shall be made by wire transfer to the following account:

If to BIPMARK:

        Bank:                             Wachovia Bank
                                          Atlanta, Georgia
        Account Name:                     BellSouth Corporation
        Account Number:                   13245709
        ABA Routing Number:               061000010
        OBI ("Other Beneficiary Information"):
        Telephonic Notice: 404-249-2461

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

If to CINGULAR:

        Bank:                             Wachovia Bank
                                          Atlanta, Georgia
        Account Name:                     Cingular Wireless LLC
        Account Number:                   13918227
        ABA Routing Number:               061000010
        OBI ("Other Beneficiary Information"):
        Telephonic Notice: 404-236-5320            Federal Tax ID# 74-2955068

Payment instructions may be changed by a Party at any time upon prior written notice to the other Party.

3.9 Each Party acknowledges that the other Party may enter into Third Party Licenses without requesting the other Party's assistance under this Agreement, and if a Party enters into such Third Party Licenses, such Party shall not be required to make any payments to the other Party with respect to such Third Party Licenses. If a Party can demonstrate that it had Licensing Lead Awareness that is substantially the same as the information provided to such Party in a Licensing Lead provided by the other Party prior to the date on which the lead was provided, and such Party does not request any assistance from the other Party regarding the lead, no payments shall be owed with respect to any particular Third Party Licenses that such Party enters into regarding such opportunity.

3.10 Except regarding payment of an hourly fee pursuant to this Agreement, neither Party shall have a claim or remedy against the other Party if a particular Third Party License is not entered into, regardless of the amount of assistance provided pursuant to this Agreement. Each Party acknowledges that the sole manner in which it shall be compensated pursuant to this Agreement is in accordance with sections 3.1 and 3.2.

4.       CONFIDENTIAL INFORMATION

4.1 Scope of Confidential Information. Each Party acknowledges that it may receive information and material that is the other Party's confidential, proprietary or trade secret information. As used herein, "Confidential Information" includes, but is not limited to, all information and documents disclosed by or on behalf of a Party, whether written or oral, in the course of this Agreement or in contemplation hereof including, without limitation, all specifications, drawings, sketches, schematics, models, samples, tools, algorithms, technical or business information, research and development, production and engineering processes, costs, profit and margin information, customer lists, customer information, marketing, production and future business plans and any information or materials of a Party's agents, subcontractors or other suppliers.

4.2 Use of Confidential Information. Each Party agrees to take all steps reasonably necessary to hold in trust and confidence the other Party's Confidential Information. Each Party hereby agrees to hold the other Party's Confidential Information in strict confidence, not to disclose it to third parties or to use it, in any way, commercially or otherwise, other than as permitted under this Agreement. Each Party will limit the disclosure of the other Party's Confidential Information to employees, agents and subcontractors with a need to know and who have been advised of the proprietary nature thereof. Each Party's obligations set forth herein shall remain in effect for three (3) years from the receipt of the other Party's Confidential Information, but such obligation of confidentiality will not expire for information considered or deemed to be a trade secret under applicable law.

4.3 Exceptions. Notwithstanding the other provisions of this Agreement, nothing received by one Party, as the receiving Party, from the other Party, as disclosing Party, will be considered to be the disclosing Party's Confidential Information if: (a) it has been published or is otherwise available or becomes available to the public other than by a breach of this Agreement; (b) it has been rightfully and lawfully received by the receiving Party from a third Party without limitations or restrictions on its use or disclosure; (c) it has been independently developed by the receiving Party by personnel having no access to disclosing Party's Confidential Information; (d) it was known by the receiving Party prior to its first receipt from disclosing Party and such knowledge can be substantiated by reasonable documentation; (e) it is hereafter disclosed by disclosing Party without restriction on further disclosure; or (f) it is required to be disclosed to any governmental agency or court of competent jurisdiction pursuant to a

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

written order, subpoena or by operation of law, provided receiving Party has given disclosing Party prior written notice in order that disclosing Party may attempt to obtain a protective order limiting disclosure and use of the information disclosed.

4.4 Individuals. Each Party hereby agrees that every individual person including but not limited to its employees, subcontractors, agents, representatives and other third parties who perform under this Agreement shall be bound to that Party by written agreement to a confidentiality agreement that is consistent with the terms set forth herein, and hereby agrees to provide evidence of such duly executed documents on reasonable request.

5.       PROPRIETARY RIGHTS

5.1 Each Party acknowledges that the patents, copyrights, trademarks, technology, any other intellectual property, and Confidential Information of the other Party are proprietary to the other Party or its Affiliates and that such other Party or its Affiliates retains exclusive ownership of such and all proprietary rights associated therewith. Except as expressly provided herein, neither Party is granted any rights or license to patents, technology, copyrights, trade secrets, trademarks, or Confidential Information of the other Party.

5.2 Any intellectual property jointly invented or jointly developed by the Parties within the scope of this Agreement shall be jointly owned by BIPCO and CINGULAR without a right of accounting, unless otherwise agreed to in writing by the Parties.

6.       WARRANTIES AND LIMITATIONS OF LIABILITY

Each Party warrants that it will use reasonable efforts to perform all services provided by such Party and to complete the work requested pursuant to this Agreement.

6.2 Each Party warrants that it is the owner of its Intellectual Property and has the rights to enter into the license agreements contemplated by this Agreement.

6.3 EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN OR REFERENCED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND THOSE ARISING FROM A COURSE OF PERFORMANCE, A COURSE OF DEALING, OR TRADE USAGE. BIPMARK DISCLAIMS ALL WARRANTIES OF NONINFRINGEMENT OR VALIDITY OF THE BELLSOUTH PATENTS AND COPYRIGHTS. CINGULAR DISCLAIMS ALL WARRANTIES OF NONINFRINGEMENT OR VALIDITY OF THE CINGULAR PATENTS AND COPYRIGHTS.

6.4 THE PARTIES AGREE THAT IN NO EVENT WILL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO THE OTHER PARTY UNDER ANY THEORY OF LIABILITY, WHETHER IN AN ACTION BASED ON A CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL THEORY, HOWEVER ARISING, FOR ANY COSTS OF PROCUREMENT OR SUBSTITUTE GOODS OR SERVICES BY EITHER PARTY OR FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER OR NOT SUCH PARTY TO THIS AGREEMENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE OR FOR ANY DAMAGES CAUSED BY THE FAILURE OF THE OTHER PARTY OR ITS AFFILIATES OR SUPPLIERS TO PERFORM THEIR RESPONSIBILITIES. THIS LIMITATION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

6.5 NEITHER PARTY'S AGGREGATE LIABILITY UNDER THE TERMS OF THIS AGREEMENT SHALL EXCEED THE FEES PAID BY THE OTHER PARTY TO SUCH PARTY, AND NEITHER PARTY'S LIABILITY UNDER THE TERMS OF THIS AGREEMENT FOR ANY PARTICULAR TRANSACTION SHALL EXCEED THE FEES PAID BY THE OTHER PARTY TO SUCH PARTY FOR THAT PARTICULAR TRANSACTION.

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EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
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                                                                   EXHIBIT 10.53

7.       INDEMNIFICATION

7.1 Each Party shall indemnify (as the "Indemnifying Party"), defend and hold harmless the other Party (the "Indemnified Party"), at the Indemnifying Party's expense, against any claim, suit or proceeding brought against the Indemnified Party to the extent resulting from, relating to or arising out of the Indemnifying Party's performance of this Agreement. The Indemnifying Party's obligation to indemnify shall include, without limitation, an obligation to pay any costs including, but not limited to, reasonable attorneys' fees, court costs, expert witness fees, expenses, and damages awarded to third parties or incurred by the Indemnified Party. The Indemnifying Party may settle, at the Indemnifying Party's sole discretion and expense, any claim, suit or other action against the Indemnified Party for which the Indemnifying Party is responsible under this section provided that such settlement shall not limit, unduly interfere with or otherwise adversely affect the rights granted to the Indemnified Party or the Indemnifying Party's obligations under this Agreement or impose any liability on the Indemnified Party. The Indemnified Party reserves the right to employ counsel at its own expense and to assist and participate in the defense and/or settlement of any claim.

7.2 The Indemnified Party shall promptly notify the Indemnifying Party of any claim which it becomes aware of and for which it believes the Indemnifying Party is responsible under this section. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in the defense of any such claim at the Indemnifying Party's expense.

8.       TERMINATION

8.1 Term. The term of this Agreement shall be one (1) year beginning on the Effective Date ("Initial Term") and shall automatically renew for successive one
(1) year terms unless either Party gives ninety (90) days prior written notice of its intent to terminate the Agreement at the end of the then-current term.

8.2 Termination for Cause. Either Party may terminate this Agreement by written notice: (a) if the other Party files a petition in bankruptcy, or has filed against it an involuntary petition in bankruptcy not dismissed within ninety (90) days after filing, or applies for or consents to the appointment of a receiver, custodian, trustee or liquidation, or makes a general assignment for the benefit of creditors, or (b) upon a material breach of this Agreement by the other Party which has not been cured within sixty (60) days after written notice describing such breach.

8.3 Either Party may immediately terminate this Agreement if over fifty percent (50%) of the shares of common stock of the other Party is acquired by a third party.

8.4      Effect of Termination.

         (a) To the extent that the Licensing Party owes Shared Revenue Payments to the Assisting Party for Third Party Licenses, such Shared Revenue Payments shall be owed only if such Third Party Licenses are entered into within two (2) years after the termination date and if the Assisting Party provided assistance to the Licensing Party prior to the termination date.

         (b) No hourly fees shall be payable for hours worked after the date of termination, unless otherwise agreed to in writing by the Parties.

         (c) For license fees or royalties collected by a Licensing Party after the termination date for a Third Party License entered into prior to the termination date, the Licensing Party shall continue to make Shared Revenue Payments to the other Party to the extent it is obligated to do so pursuant to this Agreement for the duration of that License Agreement.

8.5 Survival. Any provision of the Agreement that imposes or contemplates continuing obligations on a Party will survive the expiration or termination of the Agreement.

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                                                                   EXHIBIT 10.53

9.       GENERAL PROVISIONS

9.1 Force Majeure. Neither Party shall be responsible for delays or failures in performance resulting from acts beyond the reasonable control of such Party. Such acts shall include but not be limited to acts of God, strikes or other labor disputes, riots, acts of war, terrorism, governmental regulations superimposed after the fact, communication line failures, power failures, fires, earthquakes or other natural disasters. A Party claiming the benefit of this Force Majeure section must provide the other Party with timely notice of the facts and circumstances regarding such claim, and performance is excused only for so long as the force majeure condition subsists.

9.2 Compliance with Laws. Both Parties shall act in strict compliance with all applicable laws, ordinances, regulations and other requirements of any and all national, federal, state, county, municipal or other governmental authorities, and obtain all permits, licenses or other consents necessary for the performance of its duties under this Agreement. Further, each Party shall indemnify, defend and hold the other Party harmless from any claim or damages (inclusive of reasonable attorneys' fees and expenses incurred) made against the other as a result of the indemnifying Party's failure to act in compliance with the foregoing.

9.3 Notice. Any notice or reports required or permitted to be given under this Agreement shall be given in writing and shall be deemed to have been duly given: (a) five (5) business days after the date of mailing if sent by U.S. mail, postage prepaid; (b) when transmitted if sent by facsimile, provided a confirmation of transmission is produced by the sending machine; or (c) when delivered if delivered personally or sent by express courier service. All notices will be sent to the other Party at its address as set forth below or at such other address as such Party will have specified in a notice given in accordance with this section.

Notices shall be sent to:

BIPMARK:                                     CINGULAR:
BellSouth Intellectual Property              Cingular Wireless
 Marketing Corporation
Suite 500                                    5565 Glenridge Connector
1155 Peachtree Street, N.E.                  9th Floor
Atlanta, GA 30309                            Atlanta, GA 30342
Attn: President                              Attn: Gloria Archuleta

With a copy to:

BIPMARK:                                     CINGULAR:
BellSouth Intellectual Property              Chief Intellectual Property Counsel
 Marketing Corporation
1155 Peachtree Street, N.E.                  Cingular Wireless, LLC
Suite 500                                    5565 Glenridge Connector
Atlanta, GA 30309                            Suite 1700
Attn: Chief Intellectual Property            Atlanta, GA 30309
       Counsel                                Attn: Chris Arena

A Party may from time to time change its address or designee for notification purposes by giving the other Party prior written notice in accordance herewith of the new address or the new designee and the date upon which the change will be effective.

9.4 Attorneys' Fees. In the event that suit is brought under this Agreement each Party shall bear its own costs, attorneys' fees and expert witness fees.

9.5 Waiver. The failure of either Party to exercise any right or option that is granted therein or to require the performance of any term of this Agreement or the waiver by either Party of any breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such term or be deemed a waiver of any subsequent breach of the same or any other term of this Agreement. No waiver will be effective unless it is in writing and signed by the waiving Party.

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to principles of conflict of law. The jurisdictional venue for any legal proceedings related to this Agreement shall be held in any applicable local, state or federal court located within Atlanta, Georgia.

9.7 Assignment. No assignment, delegation or other use of any right or duty under this Agreement may be made by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Any such assignment, delegation, or other use attempted to be made without such written consent shall be void for all purposes. Notwithstanding the foregoing, BIPMARK shall have the absolute right to assign this Agreement or any of its rights or obligations hereunder to BellSouth Corporation or any direct or indirect subsidiary of BellSouth Corporation now existing or hereafter acquired or created, or to any entity acquiring all or substantially all of the assets of BellSouth Corporation. This Agreement will be binding upon the Parties' respective successors and permitted assigns.

9.8 Injunctive Relief. Unauthorized use of a Party's Confidential Information or Intellectual Property may diminish the value of such to such Party. Therefore, if a Party breaches any of its obligations hereunder, the non-breaching Party shall be entitled to equitable relief to protect its interests therein, including but not limited to injunctive relief as well as monetary damages.

9.9 Publicity. Neither Party shall disclose the terms and conditions of this Agreement to any outside party, except as may be required by law or an order of a court of competent jurisdiction without the mutual consent of both Parties. Each Party shall have the right to issue a press release relating to a Third Party Licenses of its own intellectual property under this Agreement, but neither Party may use the other Party's name or reference the other Party in any way in any press release or other publicity without the prior written approval of the other Party.

9.10 Independent Contractors. The relationship of BIPMARK and CINGULAR is not altered in any way by this Agreement. For purposes of this Agreement, BIPMARK and CINGULAR are independent contractors, and nothing contained in this Agreement shall be construed to create an agency relationship between the Parties or to allow a Party to create or assume any obligation on behalf of the other Party for any purpose whatsoever. Neither Party will make any contract, agreement, warranty, or representation on behalf of the other Party, or incur any debt or other obligation in the other Party's name, or act in any manner which has the effect of making that Party the apparent agent of the other. Neither Party will assume liability for, or be deemed liable as a result of, any such action by the other Party. Neither Party will be liable by reason of any act or omission of the other Party in the conduct of its business or for any resulting claim or judgment.

9.11 Severability. Each term of this Agreement is severable. If a provision is determined to be invalid or unenforceable under applicable law, such determination will not affect the other terms of this Agreement, which other terms will continue to be enforced as if the invalid or unenforceable provisions were omitted. In addition, if any provision of this Agreement, for any reason, is declared to be invalid or unenforceable, the Parties will substitute a valid or enforceable provision that, to the maximum extent possible in accordance with applicable law, preserves the original intentions and economic positions of the Parties.

9.12 Overdependence. Neither Party knows the other Party's dependence on assistance required in order to have an effective licensing program, and apart from the obligations set forth herein, neither Party shall be liable to the other Party for not providing any or all of the requested assistance, even if the lack of such assistance causes the potential licensing Party to forego a licensing opportunity or the lack of such assistance detrimentally affects their overall licensing program.

9.13 Right to Competition. Nothing in this Agreement will prevent either Party from independently developing products or services which may compete with or be similar to products or services of the other Party, or in the case of overlapping or jointly owned Intellectual Property, from competing with each other with respect to potential licensing opportunities.

9.14 Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter contained herein and supersede all terms and conditions in any other communications or documents

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

exchanged by the Parties (whether written or oral). There are no promises, covenants, agreements or undertakings other than those expressly set forth herein. This Agreement may not be modified except by a writing signed by authorized representatives of BIPMARK and CINGULAR. NOTWITHSTANDING ANYTHING IN THIS SECTION TO THE CONTRARY, THIS AGREEMENT DOES NOT SUPERCEDE ANY INTELLECTUAL PROPERTY AGREEMENTS SET FORTH IN THE CINGULAR WIRELESS FORMATION DOCUMENTS DATED OCTOBER 2, 2000 OR ANY DOCUMENTS RELATING THERETO, OR THE TRANSITION PATENT LICENSE AGREEMENT BETWEEN CINGULAR AND BIPMARK DATED OCTOBER 2, 2000.

BellSouth Intellectual Property                 Cingular Wireless, LLC
 Marketing Corp.



By: /s/ Scott Frank                             By: /s/ William E. Clift
   -------------------------                       ---------------------------
Name: Scott Frank                               Name: William E. Clift
     -----------------------                         -------------------------
Title:  President                               Title: Chief Technical Officer
      ----------------------                          ------------------------
Date:  4/21/03                                  Date:  2/28/03
     -----------------------                           -------------------------

Legal Stamped 4/17/03

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

EXHIBIT A

                                     REQUEST

         PURSUANT TO LICENSING SUPPORT AGREEMENT EFFECTIVE
                                                           -------------

Requesting Party:
                 ---------------------------------------------------------------

Intellectual Property:
                      ----------------------------------------------------------

Work requested by Requesting Party:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Persons requested for assistance/Technology area:
                                                 -------------------------------

Target Date of Completion:
                          ------------------------------------------------------

Percentage Revenue Share (default is 25%):
                                          --------------------------------------



Signature of Requesting Party:
                              --------------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

                                   ACCEPTANCE

Accepting Party:
                ----------------------------------------------------------------

Persons/Group assigned:
                       ---------------------------------------------------------

Estimated man-hours to complete:
                                ------------------------------------------------

Hourly Rate (default is $150/hour):
                                   ---------------------------------------------

Percentage Revenue Share (default is 25%):
                                          --------------------------------------

Other Terms:
            --------------------------------------------------------------------



Signature of Requesting Party:
                              --------------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBITS - Licensing Support Agreement between BellSouth Intellectual Property
           Marketing Corporation and Cingular Wireless, LLC

                                                                   EXHIBIT 10.53

                                  CONFIRMATION



Signature of Requesting Party:
                              --------------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------
                              Date:
                                   ---------------------------------------------